UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2019

CLEARBRIDGE

ALL CAP GROWTH ETF

CACG

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to achieve long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge All Cap Growth ETF for the twelve-month reporting period ended September 30, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

• Fund net asset value and market price,

• Market insights and commentaries from our portfolio managers, and

• A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2019

II	ClearBridge All Cap Growth ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. The ClearBridge All Cap Growth ETF (the “Fund”) seeks to achieve long-term capital appreciation. The Fund seeks to invest in a diversified portfolio of large, medium and small capitalization stocks that have the potential for above-average long-term earnings and/or cash flow growth. We at ClearBridge Investments, LLC (“ClearBridge”), the Fund’s subadviser, use a bottom-up investment process that seeks to find inefficiently priced companies with strong fundamentals, incentive-driven management teams, dominant positions in niche markets and/or goods and services that are in high customer demand. The bottom-up process that we use relies on extensive fundamental research that looks to identify companies with a range of growth opportunities while evaluating the company’s business model, financial structure and management acumen.

Research is conducted by the portfolio managers with input from the sector analysts of ClearBridge’s Fundamental Research Team. The team utilizes proprietary and independent research to identify companies whose projected rapid growth in earnings and cash flow is based on their participation in new products or markets. For large company growth stocks, the team seeks companies that exhibit superior balance sheets, exceptional management teams and long-term, consistent operating histories. We attempt to complement this core group of companies with tactical stocks that reflect themes within the prevailing market environment. When looking at small- and medium-sized company growth stocks, we focus on companies with rapid earnings growth potential, unrecognized values, industry leadership and management teams that have a significant ownership stake. The Fund may invest up to 25% of its net assets (at the time of investment) in foreign securities, either directly or through depositary receipts. We anticipate using a long-term approach to investing that typically results in low portfolio turnover. However, we may take a more active approach to the portfolio, depending upon market conditions.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities overcame a number of headwinds and a normalizing volatility environment to produce mixed results for the twelve-month reporting period ended September 30, 2019. The large cap S&P 500 Indexi gained 4.25% for the period, the Russell Midcap Indexii advanced 3.19%, while the small cap Russell 2000 Indexiii declined 8.89% as some investors shied away from the higher risk parts of the market. In a departure from the growth-led momentum trend of the last several years, growth stocks underperformed value stocks, with the Fund’s benchmark, the Russell 3000 Growth Indexiv, returning 2.70% trailing the Russell 3000 Value Indexv by 40 basis pointsvi for the year.

During the reporting period, the defensive, income-oriented Real Estate (+27.72%), Utilities (+26.39%), and Consumer Staples (+14.06%) sectors, which carry a minimal weighting in the Russell 3000 Growth Index, were the best performers in the Fund’s benchmark as market breadth improved. The Information Technology (“IT”) sector (+7.67%) also outperformed the benchmark. However, other areas that have benefited from the momentum of inflows into exchange-traded funds (“ETFs”) and similar passive vehicles, including the Consumer Discretionary (-0.39%) and Communication Services (+0.42%) sectors, underperformed for the period.

ClearBridge All Cap Growth ETF 2019 Annual Report	1

Fund overview (cont’d)

Stocks sold off sharply in December 2018 to end the first quarter of the reporting period with losses. Rising trade tensions between the U.S. and China, fears of further interest rate increases by the U.S. Federal Reserve Board (the “Fed”)vii and disappointing results from several of the mega cap technology and Internet companies that have led the market for the last several years were significant detractors as the benchmark fell 16.33% in the last three months of 2018.

The decline was short-lived however, as stocks rebounded strongly in the first quarter of 2019, with the market producing its best start to a year since 1998. Stocks were boosted by signals that the Fed was winding down its tightening program, better than expected fourth-quarter 2018 corporate earnings results and a positive outlook on the resolution of U.S.-China trade tensions. These factors led to a return in risk taking and a dampening of volatility from recent highs in December 2018. Growth stocks resumed their advantage over their value counterparts as early 2019 returns were reminiscent of market trends over the last several years, with mega cap IT and Internet stocks delivering strong results. That performance came within an environment of broader market participation with notable improvements in cyclical sectors like Industrials. The New York Stock Exchange advance-decline line, a popular measure of market breadth, hit new highs in the first quarter of 2019.

Equities endured a roller coaster ride during the second quarter of 2019, with the largest growth stocks leading the market to new record highs. The Fed jumpstarted the latest up leg for equity markets as June 2019 remarks by Fed Chairman Jerome Powell took a decidedly dovish tone that hinted at future interest rate cuts. The Fed followed through in July 2019 with its first rate cut in more than a decade, pushed through another rate cut in September 2019 and indicated more could be on the way should U.S. growth falter. Both stocks and bonds rallied on the news, with the 10-year U.S. Treasury yield retreating 165 basis points for the period to finish near an all-time low at 1.53%. A suddenly accommodative Fed helped offset volatility caused by renewed trade tensions between the U.S. and China and increasing signs of a slowing global economy that sparked a rotation out of growth and momentum stocks into more undervalued parts of the market. The unwind and eventual withdrawal of the WeWork initial public offering (“IPO”) has more investors questioning the growth rates and longer-term profitability of smaller, disruptive companies.

In addition, the risks to global growth and political rhetoric heading into the 2020 presidential election weighed on two sectors in particular: Health Care and Energy. Managed care and biopharmaceutical stocks were hurt by discussions of an overhaul to the U.S. healthcare system and limits on prescription drug prices. Oil and gas exploration & production (“E&P”) companies were impacted by a 30% decline in crude oil prices to $54 per barrel during the period due to slowing global energy demand, while oilfield services stocks declined as drillers delayed capital spending projects.

2	ClearBridge All Cap Growth ETF 2019 Annual Report

Q. How did we respond to these changing market conditions?

A. Despite periods of heightened volatility, including the sharp drawdown to start the reporting period, growth stocks finished ahead for the year. As active managers, we used several periods of strong performance during the year to take profits in some of our better performers in IT and other high betaviii holdings and redeploy that cash into more stable and cyclical growth companies. As part of this effort, we closed positions in online payment provider PayPal and open source software maker Red Hat. PayPal has been a strong performer for the Fund since it was spun off from eBay in 2015 and its valuation had reached a level where we believe future growth was priced in while Red Hat was acquired at a premium by IBM. We also added to existing positions on short-term price weakness like Cree, whose technologies serve the fast-growing opportunity for silicon carbide—based power chips used in electric vehicles. The stock has endured several quarters of volatile results as it transitions out of the LED component and lighting markets into power and radio-frequency chips.

We initiated several new positions we view as undervalued or underappreciated growth companies, including cybersecurity software maker FireEye and cloud software maker Nutanix. We also targeted smaller, fast growing disruptors, establishing positions in food delivery platform Grubhub and rideshare provider Uber Technologies. These companies have struggled recently as they invest to expand market share, but we believe both possess superior business models and are on the path to improved profitability. Uber dominates the global rideshare market and both companies are leading players in a food delivery market that we believe has a long growth runway ahead.

To provide balance and diversification to the Fund’s portfolio, additions also included several companies with leading market positions and stable earnings and cash flow profiles. Fidelity National Information Services (“FIS”) is a leading provider of payment and financial software, transaction processing and electronic payment solutions for financial customers. FIS is a stable grower that generates over 50% of its revenue from banking software and services that are sticky and resilient in a downturn. C.H. Robinson Worldwide is a provider of logistics and transportation services, primarily through trucking. The company acts as a broker connecting truck drivers with less than load freight shipments and is the share leader in this highly fragmented market. We see potential for higher operating margins from CHRW’s technology investment and view fresh food shipped in temperature-controlled trailers as a significant growth opportunity.

The Health Care sector was the primary headwind to performance as political rhetoric heated up over potential changes to the U.S. health care system. Sentiment has remained poor as the 2020 presidential election remains an overhang. Improving poll numbers for Democratic candidates pushing a “Medicare for All” system specifically hurt UnitedHealth Group (“UNH”), the nation’s largest managed care provider. While UNH would be hurt by such an overhaul, we believe such a scenario is unlikely. The service innovations the company has put in place are part of the solution to managing health care costs. Biotechnology companies have also been pressured by the risk of prescription drug pricing controls. This too is sentiment driven and we maintain confidence that the scientific

ClearBridge All Cap Growth ETF 2019 Annual Report	3

Fund overview (cont’d)

breakthroughs the Fund’s holdings are developing in areas like rare diseases will be less susceptible to pricing competition. Biogen shares sold off sharply after it discontinued clinical trials for Alzheimer’s treatment aducanumab, but the company maintains a solid base business that generates robust revenue and free cash flow. We see promise in the pipeline of Biogen and the other biopharmaceutical companies the Fund owns and believe the pickup in mergers & acquisitions activity seen during the year could be a catalyst to help unlock value in the sector. While we lowered the Fund’s overall health care exposure, it continues to represent the Fund’s largest overweight compared to the benchmark.

The Fund’s overweight to the Energy sector also had a significant negative impact on relative performance. The sector remains one of the most under-owned and undervalued areas of the market as crude oil prices are pressured by slack demand trends. This impacts both the oil & gas exploration and production companies and the oilfield services companies that supply drilling equipment that the Fund owns. We sold out of service companies Weatherford International and Schlumberger, which lowered the Fund’s overall Energy sector exposure. We are encouraged that the U.S. energy industry is rationalizing, with investors now demanding that companies improve their free cash flow profiles by curbing production growth in favor of sustained profitability.

We have begun to see signs of a rotation by investors into the types of high-quality companies we favor, spurred by consolidation, increasing breadth and mounting regulatory and business risks for the momentum names that have led for most of the current bull market. As a result, our outlook remains bullish for undervalued growth companies with strong competitive positions and healthy free cash flow generation as well as disruptive, higher beta growth companies with differentiated business models and sound financials.

Performance review

For the twelve-months ended September 30, 2019, ClearBridge All Cap Growth ETF generated a 1.55% return on a net asset value (“NAV”)ix basis and 1.46% based on its market price per sharex.

The performance table shows the Fund’s total return for the twelve months ended September 30, 2019 based on its NAV and market price as of September 30, 2019. The Fund’s broad-based market index, the Russell 3000 Growth Index, returned 2.70% over the same time frame. The Lipper Multi-Cap Growth Funds Category Averagexi returned 1.09% for the period. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of September 30, 2019 (unaudited)
	6 months	12 months
ClearBridge All Cap Growth ETF:
$31.66 (NAV)	3.94%	1.55	%*†
$31.67 (Market Price)	3.90%	1.46	%*‡
Russell 3000 Growth Index	5.66%	2.70%
Lipper Multi-Cap Growth Funds Category Average	3.30%	1.09%

4	ClearBridge All Cap Growth ETF 2019 Annual Report

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns shown are typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated February 1, 2019, the gross total annual fund operating expense ratio for the Fund was 0.53%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund’s positions in six of the ten sectors in which it was invested (out of eleven sectors in total) contributed positively to performance for the reporting period. The greatest contributions to absolute returns came from the Fund’s holdings in the IT and Communication Services sectors.

Relative to the benchmark, the Fund’s overall stock selection contributed to performance during the reporting period. In particular, stock selection in the Communication Services and IT sectors, an underweight allocation to the Consumer Discretionary sector and an overweight to the Materials sector contributed to returns.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Comcast and Twitter, both in the Communications Services sector, as well as Microsoft, PayPal and Red Hat, all in the IT sector.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, the Fund’s overall sector allocation detracted from performance for the reporting period. In particular, overweights to the Health Care and

ClearBridge All Cap Growth ETF 2019 Annual Report	5

Fund overview (cont’d)

Energy sectors as well as stock selection within the Industrials, Health Care, Financials and Materials sectors had negative impacts on relative returns.

In terms of individual Fund holdings, leading detractors from performance for the reporting period included positions in Biogen and UnitedHealth Group, both in the Health Care sector, Weatherford International in the Energy sector, Fluor in the Industrials sector and Amazon.com in the Consumer Discretionary sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Over the course of the reporting period, we established new positions in FireEye, Fidelity National Information Services, Nutanix and Nvidia, all in the IT sector; Uber Technologies, IHS Markit and C.H. Robinson Worldwide, all in the Industrials sector; as well as Advance Auto Parts and Grubhub, both in the Consumer Discretionary sector. We also closed positions in Weatherford International and Schlumberger, both in the Energy sector; Regeneron Pharmaceuticals and Celgene, both in the Health Care sector; PayPal and Red Hat, both in the IT sector; Caterpillar in the Industrials sector; Yum China in the Consumer Discretionary sector as well as Coca-Cola in the Consumer Staples sector.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason/etf. The Fund is traded under the symbol “CACG” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge All Cap Growth ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

6	ClearBridge All Cap Growth ETF 2019 Annual Report

Richard Freeman

Portfolio Manager

ClearBridge Investments, LLC

Evan Bauman

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

October 21, 2019

RISKS: Equity securities are subject to market and price fluctuations. In addition to investments in large-capitalization companies, investments may be made in speculative and/or small-cap and mid-cap companies which involve a higher degree of risk and volatility than investments in larger, more established companies. The Fund’s growth-oriented investment style may increase the risks of investing in the Fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on value stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries. Investments may also be made in depositary receipts and other securities of non-U.S. companies in developed and emerging markets which involve risks in addition to those ordinarily associated with investing in domestic securities, including the potentially negative effects of currency fluctuation, political and economic developments, foreign taxation and differences in auditing and other financial standards. These risks are magnified in emerging markets. Active management and diversification does not ensure gains or protect against market declines. Distributions are not guaranteed and are subject to change. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2019 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The

ClearBridge All Cap Growth ETF 2019 Annual Report	7

Fund overview (cont’d)

Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2019 were: UnitedHealth Group Inc. (4.5%), Comcast Corp. (4.1%), Amazon.com Inc. (3.7%), Microsoft Corp. (3.6%), JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (3.5%), Facebook Inc. (2.7%), Visa Inc. (2.7%), Twitter Inc. (2.5%), Biogen Inc. (2.3%) and Allergan PLC (2.0%). Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2019 were: Information Technology (31.3%), Health Care (18.4%), Communication Services (15.8%), Industrials (9.7%) and Consumer Discretionary (9.1%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

8	ClearBridge All Cap Growth ETF 2019 Annual Report

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index measures the performance of the large-cap segment of the U.S equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

iv

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[v]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

vi	A basis point is one-hundredth (1/100 or 0.01) of one percent.

vii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

viii

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

ix	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

[x]	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

xi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2019 calculated among the 571 funds for the six-month period and among the 566 funds for the twelve-month period in the Fund’s Lipper category.

ClearBridge All Cap Growth ETF 2019 Annual Report	9

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2019 and September 30, 2018. The composition of the Fund’s investments is subject to change at any time.

10	ClearBridge All Cap Growth ETF 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on April 1, 2019 and held for the six months ended September 30, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
3.94%	$1,000.00	$1,039.40	0.53%	$2.71	5.00%	$1,000.00	$1,022.41	0.53%	$2.69

[1]	For the six months ended September 30, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

ClearBridge All Cap Growth ETF 2019 Annual Report	11

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 9/30/19	1.55%
Inception* through 9/30/19	11.01

Cumulative total returns[1]
Inception date of 5/3/17 through 9/30/19	28.64%

Market Price
Average annual total returns[2]
Twelve Months Ended 9/30/19	1.46%
Inception through 9/30/19	11.02

Cumulative total returns[2]
Inception date of 5/3/17 through 9/30/19	28.68%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is typically based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV is determined, which is typically 4:00 p.m. Eastern time (US). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.
*	Inception date of the Fund is May 3, 2017.

12	ClearBridge All Cap Growth ETF 2019 Annual Report

Historical performance

Value of $10,00 invested in

ClearBridge All Cap Growth ETF vs Russell 3000 Growth Index† — May 3, 2017 - September 2019

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in ClearBridge All Cap Growth ETF on May 3, 2017 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2019. The hypothetical illustration also assumes a $10,000 investment in the Russell 3000 Growth Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Russell 3000 Growth Index (the “Index”) measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The index is unmanaged and not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

ClearBridge All Cap Growth ETF 2019 Annual Report	13

Schedule of investments

September 30, 2019

ClearBridge All Cap Growth ETF

Security	Shares	Value
Common Stocks — 96.4%
Communication Services — 15.8%
Diversified Telecommunication Services — 0.1%
GCI Liberty Inc., Class A Shares	3,159	$196,079	*
Entertainment — 1.7%
Liberty Media Corp.-Liberty Formula One, Class A Shares	1,215	48,102	*
Liberty Media Corp.-Liberty Formula One, Class C Shares	1,863	77,482	*
Lions Gate Entertainment Corp., Class B Shares	8,019	70,086
Walt Disney Co.	14,972	1,951,151
Total Entertainment		2,146,821
Interactive Media & Services — 8.5%
Alphabet Inc., Class A Shares	1,377	1,681,510	*
Alphabet Inc., Class C Shares	2,106	2,567,214	*
Facebook Inc., Class A Shares	19,540	3,479,683	*
Twitter Inc.	77,436	3,190,363	*
Total Interactive Media & Services		10,918,770
Media — 5.5%
AMC Networks Inc., Class A Shares	6,561	322,539	*
Comcast Corp., Class A Shares	116,883	5,269,086
Discovery Inc., Class A Shares	20,412	543,571	*
Liberty Broadband Corp., Class A Shares	729	76,195	*
Liberty Broadband Corp., Class C Shares	1,377	144,131	*
Liberty Media Corp.-Liberty SiriusXM, Class A Shares	5,184	215,499	*
Liberty Media Corp.-Liberty SiriusXM, Class C Shares	10,368	435,041	*
Total Media		7,006,062
Total Communication Services		20,267,732
Consumer Discretionary — 9.1%
Hotels, Restaurants & Leisure — 1.0%
Chipotle Mexican Grill Inc.	1,522	1,279,195	*
Internet & Direct Marketing Retail — 5.4%
Alibaba Group Holding Ltd., ADR	7,398	1,237,167	*
Amazon.com Inc.	2,734	4,745,978	*
GrubHub Inc.	10,917	613,645	*
Qurate Retail Inc.	39,609	408,567	*
Total Internet & Direct Marketing Retail		7,005,357
Specialty Retail — 2.7%
Advance Auto Parts Inc.	8,352	1,381,421
Home Depot Inc.	8,813	2,044,792
Total Specialty Retail		3,426,213
Total Consumer Discretionary		11,710,765

See Notes to Financial Statements.

14	ClearBridge All Cap Growth ETF 2019 Annual Report

ClearBridge All Cap Growth ETF

Security	Shares	Value
Consumer Staples — 2.8%
Beverages — 1.2%
Anheuser-Busch InBev SA/NV, ADR	15,725	$1,496,234
Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	4,495	1,295,055
Food Products — 0.6%
McCormick & Co. Inc., Non Voting Shares	5,244	819,637
Total Consumer Staples		3,610,926
Energy — 1.4%
Energy Equipment & Services — 0.3%
National Oilwell Varco Inc.	19,602	415,563
Oil, Gas & Consumable Fuels — 1.1%
Occidental Petroleum Corp.	9,005	400,452
Pioneer Natural Resources Co.	7,713	970,064
Total Oil, Gas & Consumable Fuels		1,370,516
Total Energy		1,786,079
Financials — 3.3%
Capital Markets — 2.1%
BlackRock Inc.	2,832	1,262,052
Charles Schwab Corp.	35,625	1,490,194
Total Capital Markets		2,752,246
Consumer Finance — 1.2%
American Express Co.	12,879	1,523,328
Total Financials		4,275,574
Health Care — 18.4%
Biotechnology — 6.5%
Alexion Pharmaceuticals Inc.	12,820	1,255,591	*
Biogen Inc.	12,555	2,923,055	*
BioMarin Pharmaceutical Inc.	10,605	714,777	*
ImmunoGen Inc.	16,773	40,591	*
Ionis Pharmaceuticals Inc.	22,994	1,377,570	*
Vertex Pharmaceuticals Inc.	11,340	1,921,223	*
Total Biotechnology		8,232,807
Health Care Equipment & Supplies — 0.6%
Medtronic PLC	7,290	791,840
Health Care Providers & Services — 4.5%
UnitedHealth Group Inc.	26,566	5,773,323
Life Sciences Tools & Services — 1.7%
Thermo Fisher Scientific Inc.	7,452	2,170,544
Pharmaceuticals — 5.1%
Allergan PLC	15,299	2,574,669

See Notes to Financial Statements.

ClearBridge All Cap Growth ETF 2019 Annual Report	15

Schedule of investments (cont’d)

September 30, 2019

ClearBridge All Cap Growth ETF

Security	Shares	Value
Pharmaceuticals — continued
Johnson & Johnson	15,036	$1,945,357
Zoetis Inc.	16,303	2,031,191
Total Pharmaceuticals		6,551,217
Total Health Care		23,519,731
Industrials — 9.7%
Aerospace & Defense — 2.0%
L3Harris Technologies Inc.	12,217	2,548,955
Air Freight & Logistics — 1.4%
CH Robinson Worldwide Inc.	6,242	529,197
United Parcel Service Inc., Class B Shares	11,097	1,329,642
Total Air Freight & Logistics		1,858,839
Building Products — 1.1%
Johnson Controls International PLC	32,805	1,439,812
Construction & Engineering — 0.3%
Fluor Corp.	20,898	399,779
Industrial Conglomerates — 1.3%
Honeywell International Inc.	9,625	1,628,550
Machinery — 0.3%
Pentair PLC	10,044	379,663
Professional Services — 1.2%
IHS Markit Ltd.	22,609	1,512,090	*
Road & Rail — 0.6%
Uber Technologies Inc.	25,942	790,453	*
Trading Companies & Distributors — 1.5%
NOW Inc.	19,926	228,551	*
W.W. Grainger Inc.	5,654	1,680,086
Total Trading Companies & Distributors		1,908,637
Total Industrials		12,466,778
Information Technology — 31.3%
Electronic Equipment, Instruments & Components — 2.4%
Dolby Laboratories Inc., Class A Shares	15,795	1,020,989
TE Connectivity Ltd.	21,465	2,000,109
Total Electronic Equipment, Instruments & Components		3,021,098
IT Services — 4.9%
Akamai Technologies Inc.	17,397	1,589,738	*
Fidelity National Information Services Inc.	10,016	1,329,724
Visa Inc., Class A Shares	19,926	3,427,471
Total IT Services		6,346,933
Semiconductors & Semiconductor Equipment — 5.9%
Broadcom Inc.	8,910	2,459,784

See Notes to Financial Statements.

16	ClearBridge All Cap Growth ETF 2019 Annual Report

ClearBridge All Cap Growth ETF

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Cree Inc.	18,802	$921,298	*
NVIDIA Corp.	6,054	1,053,820
QUALCOMM Inc.	23,307	1,777,858
Texas Instruments Inc.	10,113	1,307,004
Total Semiconductors & Semiconductor Equipment		7,519,764
Software — 14.6%
Adobe Inc.	8,357	2,308,621	*
Autodesk Inc.	13,365	1,974,011	*
Citrix Systems Inc.	21,141	2,040,529
FireEye Inc.	49,068	654,567	*
LogMeIn Inc.	2,106	149,442
Microsoft Corp.	32,819	4,562,826
Nuance Communications Inc.	23,004	375,195	*
Nutanix Inc., Class A Shares	17,632	462,840	*
Oracle Corp.	28,508	1,568,795
Palo Alto Networks Inc.	7,371	1,502,431	*
Splunk Inc.	13,294	1,566,831	*
VMware Inc., Class A Shares	10,407	1,561,674
Total Software		18,727,762
Technology Hardware, Storage & Peripherals — 3.5%
Apple Inc.	7,490	1,677,535
Seagate Technology PLC	41,213	2,216,847
Western Digital Corp.	10,449	623,179
Total Technology Hardware, Storage & Peripherals		4,517,561
Total Information Technology		40,133,118
Materials — 3.3%
Chemicals — 2.1%
Ecolab Inc.	6,592	1,305,480
Linde PLC	7,158	1,386,648
Total Chemicals		2,692,128
Metals & Mining — 1.2%
Freeport-McMoRan Inc.	73,548	703,854
Nucor Corp.	15,795	804,123
Total Metals & Mining		1,507,977
Total Materials		4,200,105
Real Estate — 1.3%
Equity Real Estate Investment Trusts (REITs) — 1.3%
Equinix Inc.	2,904	1,675,027
Total Investments before Short-Term Investments (Cost — $116,996,376)		123,645,835

See Notes to Financial Statements.

ClearBridge All Cap Growth ETF 2019 Annual Report	17

Schedule of investments (cont’d)

September 30, 2019

ClearBridge All Cap Growth ETF

Security	Rate	Shares	Value
Short-Term Investments — 3.6%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $4,531,708)	1.810%	4,531,708	$4,531,708
Total Investments — 100.0% (Cost — $121,528,084)			128,177,543
Other Assets in Excess of Liabilities — 0.0%			43,457
Total Net Assets — 100.0%			$128,221,000

*	Non-income producing security.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

18	ClearBridge All Cap Growth ETF 2019 Annual Report

Statement of assets and liabilities

September 30, 2019

Assets:
Investments, at value (Cost — $121,528,084)	$128,177,543
Dividends and interest receivable	99,933
Total Assets	128,277,476

Liabilities:
Investment management fee payable	56,476
Total Liabilities	56,476
Total Net Assets	$128,221,000

Net Assets:
Par value (Note 5)	$41
Paid-in capital in excess of par value	120,973,428
Total distributable earnings (loss)	7,247,531
Total Net Assets	$128,221,000

Shares Outstanding	4,050,000

Net Asset Value	$31.66

See Notes to Financial Statements.

ClearBridge All Cap Growth ETF 2019 Annual Report	19

Statement of operations

For the Year Ended September 30, 2019

Investment Income:
Dividends	$1,209,370
Interest	68,044
Less: Foreign taxes withheld	(5,910)
Total Investment Income	1,271,504

Expenses:
Investment management fee (Note 2)	505,467
Total Expenses	505,467
Net Investment Income	766,037

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	1,735,399
Change in Net Unrealized Appreciation (Depreciation) From Investments	1,337,495
Net Gain on Investments	3,072,894
Increase in Net Assets From Operations	$3,838,931

See Notes to Financial Statements.

20	ClearBridge All Cap Growth ETF 2019 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2019	2018

Operations:
Net investment income	$766,037	$345,196
Net realized gain	1,735,399	6,127,548
Change in net unrealized appreciation (depreciation)	1,337,495	4,010,730
Increase in Net Assets From Operations	3,838,931	10,483,474

Distributions to Shareholders From (Note 1):
Total distributable earnings(a)	(525,004)	(130,202)
Decrease in Net Assets From Distributions to Shareholders	(525,004)	(130,202)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (2,250,000 and 2,200,000 shares issued, respectively)	68,053,891	62,846,056
Cost of shares repurchased (250,000 and 1,550,000 shares repurchased, respectively)	(7,502,689)	(45,470,194)
Increase in Net Assets From Fund Share Transactions	60,551,202	17,375,862
Increase in Net Assets	63,865,129	27,729,134

Net Assets:
Beginning of year	64,355,871	36,626,737
End of year(b)	$128,221,000	$64,355,871

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 7). For the year ended September 30, 2018, distributions from net investment income were $130,202.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 7). For the year ended September 30, 2018, end of year net assets included undistributed net investment income of $285,166.

See Notes to Financial Statements.

ClearBridge All Cap Growth ETF 2019 Annual Report	21

Financial highlights

For a share of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
	2019[1]	2018[1]	2017[1,2]

Net asset value, beginning of year	$31.39	$26.16	$24.84

Income from operations:
Net investment income	0.24	0.17	0.06
Net realized and unrealized gain	0.21	5.13	1.26
Total income from operations	0.45	5.30	1.32

Less distributions from:
Net investment income	(0.18)	(0.07)	—
Total distributions	(0.18)	(0.07)	—

Net asset value, end of year	$31.66	$31.39	$26.16
Total return, based on NAV[3]	1.55%	20.28%	5.31%

Net assets, end of year (000s)	$128,221	$64,356	$36,627

Ratios to average net assets:
Gross expenses	0.53%	0.53%	0.53%[4]
Net expenses	0.53	0.53	0.53 [4]
Net investment income	0.80	0.59	0.62 [4]

Portfolio turnover rate[5]	16%	15%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 3, 2017 (inception date) to September 30, 2017.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

22	ClearBridge All Cap Growth ETF 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge All Cap Growth ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to achieve long-term capital appreciation through investing in a diversified portfolio of large, medium and small capitalization stocks that have the potential for above-average long-term earnings and/or cash flow growth.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and

ClearBridge All Cap Growth ETF 2019 Annual Report	23

Notes to financial statements (cont’d)

methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

24	ClearBridge All Cap Growth ETF 2019 Annual Report

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$123,645,835	—	—	$123,645,835
Short-Term Investments†	4,531,708	—	—	4,531,708
Total Investments	$128,177,543	—	—	$128,177,543

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

ClearBridge All Cap Growth ETF 2019 Annual Report	25

Notes to financial statements (cont’d)

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year ended, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(1,555,989)	$1,555,989

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

26	ClearBridge All Cap Growth ETF 2019 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.53% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays ClearBridge monthly 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

ClearBridge All Cap Growth ETF 2019 Annual Report	27

Notes to financial statements (cont’d)

3. Investments

During the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$14,519,926
Sales	15,226,201

During the year ended September 30, 2019, in-kind transactions (Note 5) were as follows:

Contributions	$65,851,475
Redemptions	7,252,290
Realized gain (loss)*	1,559,199

*	Net realized gains on redemptions in-kind are not taxable to the remaining shareholders of the Fund.

The in-kind contributions and in-kind redemptions shown in this table may not agree with the Fund Share Transactions on the Statement of Changes in Net Assets. This table represents the accumulation of the Fund’s daily net shareholder transactions while the Statement of Changes in Net Assets reflects gross shareholder transactions including any cash component of the transactions.

At September 30, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$121,632,807	$13,337,831	$(6,793,095)	$6,544,736

4. Derivative instruments and hedging activities

During the year ended September 30, 2019, the Fund did not invest in derivative instruments.

5. Fund share transactions

At September 30, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are made principally on an in-kind basis and under some circumstances partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

28	ClearBridge All Cap Growth ETF 2019 Annual Report

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$525,004	$130,202

As of September 30, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$702,795
Unrealized appreciation (depreciation)(a)	6,544,736
Total accumulated earnings (losses) — net	$7,247,531

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

7. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

ClearBridge All Cap Growth ETF 2019 Annual Report	29

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of

ClearBridge All Cap Growth ETF

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge All Cap Growth ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the two years in the period ended September 30, 2019 and the period May 3, 2017 (inception date) through September 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the two years in the period ended September 30, 2019 and for the period May 3, 2017 (inception date) through September 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 25, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

30	ClearBridge All Cap Growth ETF 2019 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge All Cap Growth ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

ClearBridge All Cap Growth ETF	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*

Year of birth	1947
Position(s) with trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	87
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	87
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

32	ClearBridge All Cap Growth ETF

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

ClearBridge All Cap Growth ETF	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 142 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	133
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

34	ClearBridge All Cap Growth ETF

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

ClearBridge All Cap Growth ETF	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund’s within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended the (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

36	ClearBridge All Cap Growth ETF

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund’s, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge All Cap Growth ETF	37

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2019:

Record date:	12/27/2018	1/2/2019
Payable date:	12/31/2018	1/4/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	100.00%	100.00%

Please retain this information for your records.

38	ClearBridge All Cap Growth ETF

ClearBridge

All Cap Growth ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H.Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge All Cap Growth ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

ClearBridge All Cap Growth ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge All Cap Growth ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX413411 11/19 SR19-3743

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2018 and September 30, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $10,000 in September 30, 2018 and $0 in September 30, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $2,427 in September 30, 2018 and $0 in September 30, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason ETF Investment Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in September 30, 2018 and $0 in September 30, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in September 30, 2018 and $0 in September 30, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2018 and September 30, 2019; Tax Fees were 100% and 100% for September 30, 2018 and September 30, 2019; and Other Fees were 100% and 100% for September 30, 2018 and September 30, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $432,645 in September 30, 2018 and $112,345 in September 30, 2019.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 2, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 2, 2019